UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 2, 2005
(Date of Earliest Event Reported: March 2, 2005)

COLORADO INTERSTATE GAS COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-4874	38-1281775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Computation of Ratio of Earnings to Fixed Charges
Press Release, dated March 2, 2005

Item 2.02. Results of Operations and Financial Condition

     This Current Report on Form 8-K includes an estimate of our revenue, depreciation, depletion and amortization and operating income for the year ended December 31, 2004, which was made available on the date hereof in connection with the proposed private placement of $200 million of senior notes described in the press release included as Exhibit 99.B to this Current Report on Form 8-K. The information presented pursuant to this Item 2.02 is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements. Set forth below is the text of the released information:

Recent Events
      We plan to file our Annual Report on Form 10-K with the SEC by March 31, 2005. Based on preliminary data which has not been audited, we have estimated the following results for the year ended December 31, 2004 as compared to our audited results for the year ended December 31, 2003 as follows:

	2003	2004

	(Audited)	(Unaudited)
	(In millions)
Revenue	$279	$284
Depreciation, depletion and amortization	21	30
Operating income	159	120
      For the year ended December 31, 2004, we estimate that our operating income will be approximately $39 million lower than in 2003. Below is a reconciliation of our operating income between 2003 and 2004:

(In millions)
Operating income December 31, 2003	$159
Fuel recoveries and processing revenues, net of system supply costs	10
Impact of change to the composite depreciation method in 2004	(9)
Impact of gain on the sale of Table Rock facility in 2003	(6)
Storage facility gas loss in 2004	(6)
Reduced transportation revenues	(4)
Impact of finalization of rate case settlement in 2003	(4)
Impact of net gas imbalance price revaluation	(4)
Increase in overhead and shared services costs from affiliates	(4)
Other	(12)

Operating income, December 31, 2004	$120

      Because our financial statements for the year ended December 31, 2004 have not yet been finalized, information regarding the 2004 period is subject to change and actual results may differ materially from expected results.

Item 8.01. Other Events

     We have attached as Exhibit 99.A to this Current Report on Form 8-K our Computation of the Ratio of Earnings to Fixed Charges for the three years ended December 31, 2003 and for the nine months ended September 30, 2003 and 2004.

     On March 2, 2005, we announced the commencement of a private placement of $200 million of senior notes. A copy of the release is attached as Exhibit 99.B.

Item 9.01 Financial Statements and Exhibits

     c) Exhibits.

Exhibit
Number	Description
99.A	Computation of Ratio of Earnings to Fixed Charges

99.B	Press Release, dated March 2, 2005, announcing the commencement of a private placement of $200 million of senior notes by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY
	By:	/s/ GREG G. GRUBER
Greg G. Gruber
Date: March 2, 2005		Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Computation of Ratio of Earnings to Fixed Charges

99.B	Press Release, dated March 2, 2005, announcing the commencement of a private placement of $200 million of senior notes by the Company.